Filed pursuant to Rule 497(e)

File Nos. 333-249784 and 811-23615

PERPETUAL AMERICAS FUNDS TRUST

(Formerly, “JOHCM Funds Trust”)

JOHCM EMERGING MARKETS DISCOVERY FUND

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

JOHCM GLOBAL SELECT FUND

JOHCM INTERNATIONAL OPPORTUNITIES FUND

JOHCM INTERNATIONAL SELECT FUND

REGNAN GLOBAL EQUITY IMPACT SOLUTIONS

REGNAN SUSTAINABLE WATER AND WASTE FUND

TRILLIUM ESG GLOBAL EQUITY FUND

TRILLIUM ESG SMALL/MID CAP FUND

TSW EMERGING MARKETS FUND

TSW HIGH YIELD BOND FUND

TSW LARGE CAP VALUE FUND

(collectively, the “Funds”)

Supplement dated April 5, 2024

to the Statutory Prospectus for Institutional, Advisor, Investor and Class Z Shares

and Statement of Additional Information

each dated October 30, 2023 (as supplemented thereafter) and to the Statutory Prospectus for Institutional, Advisor, Investor and Class Z Shares

and Statement of Additional Information

each dated February 1, 2024 (as supplemented thereafter)

Effective on or about April 15, 2024, the address of Perpetual Americas Funds Trust, the principal place of business and address of Perpetual Americas Funds Services, the investment adviser1 to the Funds, and the mailing address of each Trustee of the Trust is:

1 Congress Street, Suite 3101, Boston, Massachusetts 02114.

Accordingly, all references to 53 State Street, 13th Floor, Boston, Massachusetts, 02109 in the Statutory Prospectuses and Statements of Additional Information are hereby replaced with 1 Congress Street, Suite 3101 Boston, Massachusetts 02114.

This Supplement should be retained for future reference.

[1]	The Funds’ investment adviser is Perpetual Americas Funds Services, which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.